SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------





                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: OCTOBER 25, 1996



                               Commission File No.
                                     0-18899


                         TANKNOLOGY ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)




                  TEXAS                                   76-0284783
     (State or other jurisdiction of                    (IRS Employer
     incorporation or organization)                  Identification No.)

              5225 HOLLISTER
              HOUSTON, TEXAS                                 77040
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (713) 690-8265





                                                       Page 1
                                                       Index to Exhibits appears
                                                       on page 9

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES



                                      INDEX

                                                                         Page(s)




Item 2.     Acquisition or Disposition of Assets.......................     3

Item 7.     Financial Statements and Exhibits..........................     3

SIGNATURES.............................................................     8

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES




     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 24, 1996, Tanknology Environmental, Inc. ("the Company"), a Texas corporation, disposed of certain assets and liabilities, ("the Tank Testing Group"), which consisted of the stock of the following wholly owned subsidiaries, Tanknology Corporation International, including its cathodic protection division d/b/a Tanknology Cathodic Protection, USTMAN Industries, Inc., and Tanknology Canada (1988), Inc. to NDE Environmental Corporation ("NDE"), a Delaware corporation, an unrelated third party.

     The disposition of the Tank Testing Group was made pursuant to a Stock Purchase Agreement (the "Agreement") between the Company and NDE dated October 7, 1996. The terms of the Agreement were determined by arm's length negotiation between the Company and NDE.

     The Company disposed of the Tank Testing Group in consideration of the receipt of $12,000,100 in cash. The agreement calls for adjustments to the purchase price of up to $1,000,000 for working capital deficiencies and of up to $1,250,00 for liabilities relating to services performed by the Tank Testing Group prior to October 24, 1996. Such consideration was determined following negotiation between the parties as to the value of the assets. The Company will report a gain on this sale during the fourth quarter of 1996.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information

          The following unaudited pro forma condensed consolidated financial statements set forth the results of operations for the year ended December 31, 1995, and the six months ended June 30, 1996, as if the disposition of the Tank Testing Group had occurred as of the beginning of the respective periods presented. The pro forma condensed consolidated balance sheet presented gives effect to the disposition as if it occurred on the balance sheet date, June 30, 1996.

          The pro forma information is based upon the historical financial statements of the Company and all material adjustments necessary to the historical financial statements to reflect the assumptions.

          The pro forma financial information is not necessarily indicative of the results that actually would have occurred had the sale been in effect on the dates and for the periods indicated or that may be obtained in the future. The pro forma financial information should be read in connection with the

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                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES



          Financial Statements included in Item 8 of the Company's Form 10-K for the fiscal year 1995 and in Item 1 of the Company's Form 10-Q for the quarter ended June 30, 1996.

     (c)  Exhibits

          Stock Purchase Agreement dated as of October 7, 1996, between the Company and NDE.

          Press Release dated October 25, 1996, announcing the completion by the Company of its disposition of subsidiaries.

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES

                         TANKNOLOGY ENVIRONMENTAL, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1996


                                                                      June 30,       Pro Forma
                                                                        1996        Adjustments       Pro Forma
                                                                     ------------  -------------    -------------
                                     ASSETS
CURRENT ASSETS:
      Cash and cash equivalents....................................$  16,195,556  $  12,000,100 b   $ 28,195,656
      Short-term investments .......................................   1,989,917                       1,989,917
      Accounts receivable, net .....................................   4,602,376     (4,184,908)a        417,468
      Inventories, net .............................................     244,997       (206,911)a         38,086
      Current deferred tax asset ...................................     768,578       (638,075)c        130,503
      Income tax receivable ........................................   2,347,320     (1,428,444)c        918,876
      Other current assets .........................................     429,952       (252,458)a        177,494
                                                                     ------------  -------------    -------------

                    Total current assets ...........................  26,578,696      5,289,304       31,868,000

PROPERTY AND EQUIPMENT, NET ........................................   9,269,087     (4,265,305)a      5,003,782

INTANGIBLE ASSETS, LESS ACCUMULATED AMORTIZATION ...................   3,576,764       (978,694)a      2,598,070

DEFERRED TAX ASSET .................................................     647,926        450,519 c      1,098,445

NET ASSETS OF DISCONTINUED OPERATIONS AND
             OTHER ASSETS ..........................................   1,973,662       (222,566)a      1,751,096
                                                                     ------------  -------------    -------------
      Total assets.................................................$  42,046,135   $   (273,258)    $ 42,319,393
                                                                     ============  =============    =============


                  LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable.............................................$     752,485   $   (703,100)a   $     49,385
      Accrued liabilities ..........................................   1,726,976     (1,649,783)a         77,193
                                                                     ------------  -------------    -------------
                    Total current liabilities ......................   2,479,461     (2,352,883)         126,578

DEFERRED INCOME ....................................................      10,080        (10,080)a              0
                                                                     ------------  -------------    -------------
                    Total liabilities ..............................   2,489,541     (2,362,963)         126,578

SHAREHOLDERS' EQUITY:

      Common stock, $.01 par value .................................     151,922                         151,922
      Additional paid-in capital ...................................  33,109,657                      33,109,657
      Retained earnings ............................................  10,482,686      2,636,221 c     13,118,907
      Treasury stock at cost .......................................  (4,187,671)                     (4,187,671)
                                                                     ------------  -------------    -------------
                    Total shareholders' equity .....................  39,556,594      2,636,221       42,192,815
                                                                     ------------  -------------     -------------


      Total liabilities and shareholders' equity...................$  42,046,135   $   (273,258)    $ 42,319,393
                                                                     ============  =============    =============


     The accompanying notes are an integral part of the consolidated pro forma financial statements.

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS




                                                  Twelve Months Ended December 31, 1995          Six Months Ended June 30, 1996
                                               ------------------------------------------- -----------------------------------------
                                                                Pro Forma                                  Pro Forma
                                               Consolidated    Adjustments    Pro Forma    Consolidated   Adjustments    Pro Forma
                                               ------------- --------------  ------------- ------------- -------------  ------------
REVENUES...................................... $ 26,981,957  $ (24,607,321)e $  2,374,636  $ 11,838,405  $(10,733,682)d $ 1,104,723
COST OF SERVICES..............................   15,757,110    (14,440,611)e    1,316,499     7,423,007    (6,745,144)d     677,863
  Gross profit................................   11,224,847    (10,166,710)     1,058,137     4,415,398    (3,988,538)      426,860

SELLING, GENERAL & ADMINISTRATIVE
  EXPENSES....................................   10,426,733     (7,081,313)e    3,345,420     5,014,324    (3,266,318)d   1,748,006
  Income (loss) from operations...............      798,114     (3,085,397)    (2,287,283)     (598,926)     (722,220)   (1,321,146)

OTHER INCOME: ................................      728,859         12,495 e      741,354       482,131        23,625 d     505,756
   Income (loss) from continuing operations
     before income taxes......................    1,526,973     (3,072,902)    (1,545,929)     (116,795)     (698,595)     (815,390)

INCOME TAX PROVISION (BENEFIT)................      710,936     (1,333,599)e     (622,663)        4,484      (299,567)d    (295,083)
                                               ------------- --------------  ------------- ------------- -------------  ------------
   Income (loss) from continuing operations...      816,037     (1,739,303)      (923,266)     (121,279)     (399,028)     (520,307)
   Loss from discontinued operations,
     net of tax...............................   (9,405,142)            --     (9,405,142)          --            --            --
                                               ------------- --------------  ------------- ------------- -------------  ------------
   Net income (loss).......................... $ (8,589,105)  $ (1,739,303)  $(10,328,408) $   (121,279) $   (399,028)  $  (520,307)
                                               ============= ==============  ============= ============= =============  ============


Earnings (loss) per share from continuing
   operation.................................. $       0.06   $      (0.12)  $      (0.06) $      (0.01) $      (0.03)  $     (0.04)

Loss per share from discontinued operations...        (0.66)           --           (0.66)           --             --         0.00

                                               ------------- --------------  ------------- ------------- -------------  ------------
NET EARNINGS (LOSS) PER SHARE................. $      (0.60)  $      (0.12)  $      (0.72) $      (0.01) $      (0.03)  $     (0.04)
                                               ============= ==============  ============= ============= =============  ============
WEIGHTED AVERAGE COMMON SHARES
     OUTSTANDING..............................   14,230,012     14,230,012     14,230,012    14,239,379    14,239,379    14,239,379
                                               ============= ==============  ============= ============= =============  ============

     The accompanying notes are an integral part of the consolidated financial statements.

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION



a    Adjustment to eliminate the assets and liabilities of the Tank Testing
         Group in the Company's consolidated balance sheet as of June 30, 1996, which were sold to NDE.
b    Adjustment to reflect proceeds from the sale of the Tank Testing Group to NDE.
c    Adjustment to reflect the effect of the sale of the Tank Testing Group on tax assets and liabilities. Tax expense of approximately $1,616,000 is expected to result from the sale using an effective tax rate of 38%.

          Proceeds from sale ...........................   $12,000,100
          Net assets of the Tank Testing Group .........     7,747,879
                                                           -----------
          Estimated gain on sale before income taxes....     4,252,221
          Tax expense ..................................     1,616,000
                                                           -----------
          Estimated gain on sale .......................   $ 2,636,221
                                                           ===========

d    Adjustment to eliminate the Tank Testing Group for the six-month period ended June 30, 1996.

e    Adjustment to eliminate the Tank Testing Group for the twelve-month period ended December 31, 1995.



NOTE The unaudited proforma condensed consolidated statement of operations does not reflect anticipated reductions in selling, general & administrative expenses.

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                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.





                                     TANKNOLOGY ENVIRONMENTAL, INC.


Date:    November 8, 1996        By  /s/ RICK BERRY

                                     Rick Berry
                                     Executive Vice President and
                                     Chief Financial Officer

                 TANKNOLOGY ENVIRONMENTAL, INC. AND SUBSIDIARIES


                                INDEX TO EXHIBITS



                                                                Sequentially
 Exhibit                                                          Numbered
  Number                Exhibit                                     Page

---------  ---------------------------------------------------  ------------

    2      Stock Purchase Agreement between Tanknology
           Environmental, Inc. and NDE Environmental
           Corporation dated October 7, 1996.                       10

    28     Press Release dated October 25, 1996.                    75

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